UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 6, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 26, 2004, HomeBanc Corp. (the “Company”) issued a Press Release (the “Press Release”) announcing certain results of operations for HomeBanc Mortgage Corporation, the Company’s wholly owned mortgage banking subsidiary (“HomeBanc Mortgage”), for the three month period ended June 30, 2004.

Pursuant to General Instruction F of Form 8-K, the Press Release is attached hereto as Exhibit 99.1, and only those portions of the Press Release related to the historical results of operations of HomeBanc Mortgage for the three month period ended June 30, 2004 are incorporated into this Item 2.02 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Steven R. McClellan, the Company’s Chief Financial Officer, has submitted his resignation effective August 31, 2004. Mr. McClellan will serve as a consultant to the Company through 2004, and will receive monthly cash compensation of approximately $36,000 from the Company through 2005.

Item 7.01. Regulation FD Disclosure.

On August 26, 2004, the Company is making available certain presentation materials (the “Presentation Materials”) to participants in its earnings call at 4:00 p.m., ET.

Pursuant to General Instruction F of Form 8-K, the Presentation Materials are attached hereto as Exhibit 99.2 and are incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the related information set forth in the Presentation Materials filed as Exhibit 99.2 to, and incorporated into, this Form 8-K, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Exhibit 99.2 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 26, 2004.*

99.2	Presentation Materials from the Company’s Earnings Call on August 26, 2004.**

*	As described in Item 2.02 of this Form 8-K, only certain portions of the Press Release are “filed” with, and incorporated by reference into, this Form 8-K.
**	As described in Item 7.01 of this Form 8-K, the Presentation Materials are “furnished” and not “filed” with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Charles W. McGurire
Charles W. McGuire
Executive Vice President,
General Counsel & Secretary

Date: August 26, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 26, 2004.*

99.2	Presentation Materials from the Company’s Earnings Call on August 26, 2004.**

*	As described in Item 2.02 of this Form 8-K, only certain portions of the Press Release are “filed” with, and incorporated by reference into, this Form 8-K.
**	As described in Item 7.01 of this Form 8-K, the Presentation Materials are “furnished” and not “filed” with this Form 8-K.